UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2004

Commission file number 0-8814

PURE CYCLE CORPORATION
(Exact name of registrant as specified in its charter)

      Delaware 		84-0705083
State of incorporation)               (I.R.S. Employer Identification No.)

8451 Delaware Street, Thornton, CO  80260
(Address of principal executive office)        (Zip Code)

(303) 292-3456
(Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

This Current Report on Form 8-K is filed by Pure Cycle Corporation, a Delaware corporation (the Registrant), in connection with the matters described herein.



ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Audit Committee of the Board of Directors (the "Audit Committee") of the Registrant annually considers and recommends to the Registrant's Board of Directors the selection of the Registrant's independent auditors. As recommended by the Audit Committee, the Board of Directors on December 15, 2004 dismissed the Registrant's independent auditors, KPMG LLP ("KPMG"), and engaged Anton Collins Mitchell, LLP ("ACM") as its independent auditors to audit the Registrant's financial statements for the fiscal year ending August 31, 2005.

KPMG's reports on the financial statements of the Registrant for the two most recent fiscal years ended August 31, 2004 and 2003, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended August 31, 2004 and 2003, and the subsequent interim period through December 15, 2004, there were
(i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its reports on the financial statements of the Registrant, and
(ii) no reportable events as listed in Item 304(a)(1)(v) of Regulation S-
K.

The Registrant provided KPMG with a copy of the foregoing disclosures. Attached to this report as Exhibit 16.1, and incorporated herein by reference, is a copy of KPMG's letter to the Securities and Exchange Commission, dated December 17, 2004.

During the two most recent fiscal years ended August 31, 2004 and 2003, respectively, and the subsequent interim period through December 15, 2004, neither the Registrant nor anyone on its behalf has consulted ACM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided to the Registrant that ACM concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304(a) of Regulation S-K), or a reportable event (as described in
Item 304(a)(1)(v) of Regulation S-K).


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

16.1 Letter from KPMG to the Securities and Exchange Commission, dated December 17, 2004





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 17, 2004

PURE CYCLE CORPORATION


By:  /s/  Mark W. Harding,
President and Chief Financial Officer







EXHIBIT 16.1

December 17, 2004

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Pure Cycle Corporation and, under the date of October 29, 2004, we reported on the financial statements of Pure Cycle Corporation as of and for the years ended August 31, 2004 and 2003. On December 15, 2004, our appointment as principal accountants was terminated. We have read Pure Cycle Corporation's statements included under Item 4.01 of its Form 8-K dated December 17, 2004, and we agree with such statements, except that we are not in a position to agree or disagree with Pure Cycle Corporation's statements that the change was recommended by the audit committee of the board of directors, or that neither Pure Cycle Corporation nor anyone on its behalf has consulted Anton Collins Mitchell LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Pure Cycle Corporation's financial statements, and neither a written report was provided to Pure Cycle Corporation nor oral advice was provided to Pure Cycle Corporation that Anton Collins Mitchell LLP concluded was an important factor considered by Pure Cycle Corporation in reaching a decision as to any accounting, auditing or financial reporting issue; or
(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304(a) of Regulation S-K), or a reportable event (as described in
Item 304(a)(1)(v) of Regulation S-K).


Very truly yours,

/s/ KPMG LLP

KPMG LLP